Exhibit 99.1
                                                                    ------------


Name and Address of Reporting Person:                Leslie H. Wexner
                                                     c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     1/29/2008

                        Amount of
                       Securities
                      Beneficially
                          Owned           Ownership
                        Following           Form:
                        Reported        Direct (D) or      Nature of Indirect
Title of Security    Transaction(s)      Indirect (I)     Beneficial Ownership
-----------------    --------------      ------------     --------------------

Common Stock           17,712,489(5)         D/I(2)         (2)

Common Stock            8,633,255            D/I(1)         (1)

Common Stock            8,569,177            I(3)           The Family Trust

Common Stock            4,892,608            I(3)           Wexner Personal
                                                            Holdings
                                                            Corporation

Common Stock            5,571,601            I(3)           R.H.R.E.I. Trust

Common Stock            3,300,568            I(3)           Trust 600

Common Stock            1,040,423(5)         I(3)           The Concierge Trust

Common Stock            1,377,142(4)         I(3)           Held in Limited
                                                            Brands, Inc. Savings
                                                            and Retirement Plan
                                                            for Leslie H.
                                                            Wexner's account



See Notes on next page.

Name and Address of Reporting Person:                Leslie H. Wexner
                                                     c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     1/29/2008


Notes:

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Based on account balance as of December 31, 2007. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

(5) Reflects the transfer on December 26, 2007, of 459,577 shares from The Concierge Trust to Mr. Wexner (in a transaction exempt under Rule 16a-13).



Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interests therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                                 Abigail S. Wexner

Address of Joint Filer:                              c/o Limited Brands, Inc.
                                                     Three Limited Parkway
                                                     Columbus, OH  43216

Relationship of Joint Filer to Issuer:               Director

Issuer Name and Ticker or Trading Symbol:            Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                     1/29/2008

Designated Filer:                                    Leslie H. Wexner

SIGNATURE:



/s/  Abigail S. Wexner
------------------------
Abigail S. Wexner


January 31, 2008
----------------
Date



















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